Note 5 - Fair Value Consideration	12 Months Ended
Dec. 31, 2014
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]
Note 5:      Fair Value Consideration

Our financial instruments include cash, restricted cash, accounts receivable, notes receivable, accounts payable and accrued expenses. The carrying amounts of our financial instruments approximate their fair value due to their short maturities.

We do not use derivative financial instruments to hedge exposures to cash-flow, market or foreign-currency risks.

Authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the measurement date. The guidance establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect our assumptions of what market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on reliability of the inputs as follows:

Level 1:	Observable inputs such as quoted prices in active markets;

Level 2:	Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3:	Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

As of December 31, 2014 and 2013, we do not have any financial instruments that are measured on a recurring basis as Level 1, 2 or 3.